Exhibit 4.1

EXECUTION COPY

AMENDMENT NO. 1

TO THE STOCKHOLDERS AGREEMENT AMONG

NEWPAGE HOLDINGS INC. AND EACH OF THE STOCKHOLDERS PARTY THERETO

This Amendment No. 1 (this “Amendment”), dated as of January 3, 2014 to the Stockholders Agreement (the “Stockholders Agreement”), dated as of December 21, 2012, among NewPage Holdings Inc., a Delaware corporation (the “Company”) and each of the Stockholders party thereto, is entered into among the Company and those Stockholders whose name and number of shares held in the capital stock of the Company are listed on the signature pages hereto (together with the Company, the “Parties”). Capitalized terms used but not defined herein shall have the meanings set forth in the Stockholders Agreement.

WHEREAS, pursuant to Section 2.5(a)(iii) of the Stockholders Agreement, the Company shall not, and shall not permit any of its Subsidiaries to, enter into any contract, agreement, arrangement or commitment to, among other things, merge with or into any other Person (other than transactions solely involving the merger of a wholly owned Subsidiary with or into the Company or another wholly owned Subsidiary of the Company) without first obtaining the affirmative vote or written consent of Stockholders who Beneficially Own a majority of the outstanding shares of Common Stock held by all Stockholders (the “Stockholder Signing Approval”);

WHEREAS, the Company, Verso Paper Corp., a Delaware corporation (“Parent”), and Verso Merger Sub Inc., a Delaware corporation and wholly owned indirect subsidiary of Parent (“Merger Sub”) wish to enter into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned indirect subsidiary of Parent (the “Merger”);

WHEREAS, pursuant to Section 7.1(a) of the Stockholders Agreement, on or before the IPO Target Date, the Company is required to file, and thereafter is required to use its best efforts to cause to be declared effective as promptly as practicable, a Registration Statement on Form S-1 for the registration and sale of shares of Common Stock pursuant to an underwritten primary or secondary public offering that results in a Qualified Public Offering (the “IPO Covenant”);

WHEREAS, the Parties wish to terminate the Stockholders Agreement at the Effective Time of the Merger (as such term is defined in the Merger Agreement);

WHEREAS, pursuant to Section 8.2 of the Stockholders Agreement, the Stockholders Agreement may be modified or amended only by a writing signed by the Company and by Stockholders that Beneficially Own in the aggregate at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Common Stock held by all Stockholders (subject to certain provisos contained therein); and

WHEREAS, the Company and each of the undersigned Stockholders hereto, having collectively the requisite power and authority to amend the Stockholders Agreement pursuant to its terms, wish to (i) amend and restate Section 2.5(a)(iii) of the Stockholders Agreement as provided herein to permit the entry by the Company into the Merger Agreement without obtaining the Stockholder Signing Approval, (ii) amend and restate Section 7.1(a) of the Stockholders Agreement to set a new IPO Target Date and (iii) amend Section 8.1 of the Stockholders Agreement to provide for its termination at the Effective Time of the Merger.

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained herein, the Parties hereby agree as follows:

Section 1. Stockholder Signing Approval. Section 2.5(a)(iii) of the Stockholders Agreement is hereby amended and restated in its entirety to read as follows:

“(iii) enter into any contract, agreement, arrangement or commitment to do or engage in any of the foregoing. Notwithstanding the foregoing, at any time on or prior to January 6, 2014, the Company may enter into an Agreement and Plan of Merger with Verso Paper Corp., a Delaware corporation and Verso Merger Sub Inc., a Delaware corporation and wholly owned indirect subsidiary of Verso Paper Corp. (the “Verso Merger Agreement”), without having obtained the affirmative vote or written consent of Stockholders who Beneficially Own a majority of the outstanding share of Common Stock held by all Stockholders.”

Section 2. IPO Covenant. Section 7.1(a) of the Stockholders Agreement is hereby amended and restated in its entirety to read as follows:

“On or before the date that is twelve (12) months after the date of termination, if any, of the Verso Merger Agreement in accordance with its terms (the “IPO Target Date”), the Company shall file, and shall thereafter use its best efforts to cause to be declared effective as promptly as practicable, a Registration Statement on Form S-1 for the registration and sale of shares of Common Stock pursuant to an underwritten primary or secondary public offering that results in a Qualified Public Offering (the “IPO Registration Statement”).”

Section 3. Termination. Section 8.1 of the Stockholders Agreement is hereby amended to include the following sentence at the end thereof:

“Notwithstanding anything to the contrary in this Agreement, this Agreement shall automatically terminate at the Effective Time of the Merger (as such terms are defined in the Verso Merger Agreement); provided that Section 6.2 shall survive such termination and the obligations set forth in Section 6.2 shall survive for the applicable time periods as set forth in Section 6.2, and Sections 8.5, 8.6, 8.7, 8.10, 8.11, 8.12 and 8.13 shall survive such termination indefinitely.”

Section 4. Effect of Amendment. This Amendment shall not constitute an amendment or waiver of any provision of the Stockholders Agreement except as expressly stated herein. Except as expressly amended hereby, the provisions of the Stockholders Agreement shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with its terms.

Section 5. Counterparts; Headings. This Amendment may be executed in counterparts, each of which shall be signed by the Company and one or more Stockholders, and all of which are deemed to be one and the same agreement binding upon the Company and each of the Stockholders. The headings of the various sections of this Amendment have been inserted for convenience of reference only and shall not be deemed to be a part of this Amendment.

Section 6. Miscellaneous. The provisions of Sections 8.6, 8.7, 8.10, 8.11, 8.12 and 8.13 of the Stockholders Agreement shall apply, mutatis mutandis, to this Amendment.

[Signature Pages Follow]

NEWPAGE HOLDINGS INC.

By:	/s/ Mark Angelson

	Name:	Mark Angelson
	Title:	Chairman

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

PAPERCO INVESTMENTS, L.P.

By:	Investment Holdings Entity GP, Ltd., its General Partner

By:	/s/ John E. Bowman

	Name:	John E. Bowman
	Title:	Director

	Number of shares of capital stock of the Company:	280,000

PAPERCO HOLDINGS II, L.P.

By:	Investment Holdings Entity GP, Ltd., its General Partner

By:	/s/ John E. Bowman

	Name:	John E. Bowman
	Title:	Director

	Number of shares of capital stock of the Company:	520,000

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

ARES STRATEGIC INVESTMENT PARTNERS LTD.
Solely on behalf of its funds or accounts that are current stockholders of the Company

ARES STRATEGIC INVESTMENT PARTNERS LTD.

BY: ARES STRATEGIC INVESTMENT MANAGEMENT LLC, AS INVESTMENT MANAGER

By:	/s/ Darryl Schall
Name:	Darryl Schall
Title:	Authorized Signatory

Number of shares of capital stock of the Company:	12,244

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

FUTURE FUND BOARD OF GUARDIANS Solely on behalf of its funds or accounts that are current stockholders of the Company

FUTURE FUND BOARD OF GUARDIANS

BY: ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ASIP II SUB-ACCOUNT)

BY: ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

By:	/s/ Darryl Schall
Name:	Darryl Schall
Title:	Authorized Signatory

Number of shares of capital stock of the Company:		88,908

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

ARES STRATEGIC INVESTMENT PARTNERS III, L.P.
Solely on behalf of its funds or accounts that are current stockholders of the Company

ARES STRATEGIC INVESTMENT PARTNERS III, L.P.

BY: ARES STRATEGIC INVESTMENT GP III, LLC, AS GENERAL PARTNER

By:	/s/ Darryl Schall
Name:	Darryl Schall
Title:	Authorized Signatory

Number of shares of capital stock of the Company:		8,052

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.
Solely on behalf of its funds or accounts that are current stockholders of the Company

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

By:	/s/ Darryl Schall
Name:	Darryl Schall
Title:	Authorized Signatory

Number of shares of capital stock of the Company:	20,000

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

ARES ENHANCED CREDIT OPPORTUNITIES FUND II, LTD.
Solely on behalf of its funds or accounts that are current stockholders of the Company

ARES ENHANCED CREDIT OPPORTUNITIES FUND II, LTD.

BY: ARES ENHANCED CREDIT OPPORTUNITIES INVESTMENT MANAGEMENT II, LLC, ITS INVESTMENT MANAGER

By:	/s/ Darryl Schall
Name:	Darryl Schall
Title:	Authorized Signatory

Number of shares of capital stock of the Company:	9,996

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

ARES SPECIAL SITUATIONS FUND, L.P.
Solely on behalf of its funds or accounts that are current stockholders of the Company

ARES SPECIAL SITUATIONS FUND, L.P.

BY: ASSF MANAGEMENT, L.P., ITS GENERAL PARTNER

BY: ASSF OPERATING MANAGER, LLC, ITS GENERAL PARTNER

By:	/s/ Darryl Schall
Name:	Darryl Schall
Title:	Authorized Signatory

Number of shares of capital stock of the Company:	67,902

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

ARES SPECIAL SITUATIONS FUND I-B, L.P
Solely on behalf of its funds or accounts that are current stockholders of the Company

ARES SPECIAL SITUATIONS FUND I-B, L.P.

BY: ASSF MANAGEMENT, L.P., ITS GENERAL PARTNER

BY: ASSF OPERATING MANAGER, LLC, ITS GENERAL PARTNER

By:	/s/ Darryl Schall
Name:	Darryl Schall
Title:	Authorized Signatory

Number of shares of capital stock of the Company:	58,849

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

ARES SPECIAL SITUATIONS FUND III, L.P.
Solely on behalf of its funds or accounts that are current stockholders of the Company

ARES SPECIAL SITUATIONS FUND III, L.P.

BY: ASSF MANAGEMENT III, L.P., ITS GENERAL PARTNER

BY: ASSF OPERATING MANAGER III, LLC, ITS GENERAL PARTNER

By:	/s/ Darryl Schall
Name:	Darryl Schall
Title:	Authorized Signatory

Number of shares of capital stock of the Company:	82,972

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

ARKANSAS TEACHER RETIREMENT SYSTEM

By:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	1,212

BLACKROCK CORE BOND TRUST

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	1,720

BLACKROCK LIMITED DURATION INCOME TRUST

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	13,780

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

BLACKROCK INCOME OPPORTUNITY TRUST, INC.

By:	BlackRock Advisors, LLC, as Investment Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	4,960

BLACKROCK FUNDS II, BLACKROCK HIGH YIELD BOND PORTFOLIO

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	122,280

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

BLACKROCK WORLD INCOME FUND, INC.

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	2,540

BLACKROCK HIGH YIELD PORTFOLIO OF THE BLACKROCK SERIES FUND, INC.

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	528

BLACKROCK HIGH YIELD V.I. FUND OF BLACKROCK VARIABLE SERIES FUNDS, INC.

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	3,668

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM

By:	BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	4,544

DEN PROFESSIONELLE FORENING DANSKE INVEST INSTITUTIONAL HIGH YIELD BOND PORTFOLIO

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	9,056

DIRECTORS GUILD OF AMERICA – PRODUCER BASIC PENSION PLAN

By:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	280

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

DIRECTORS GUILD OF AMERICA – PRODUCER SUPPLEMENTAL PENSION PLAN

By:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	400

GLOBAL HIGH YIELD BOND FUND, A SERIES OF DSBI - GLOBAL INVESTMENT TRUST

By:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	1,972

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

BLACKROCK DEBT STRATEGIES FUND, INC.

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	12,500

BGF GLOBAL HIGH YIELD BOND FUND

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	35,656

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES

By:	BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	5,200

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

BLACKROCK GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:		11,960

ADFAM INVESTMENT COMPANY LLC

By:	BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:		13,200

BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:		47,380

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

BLACKROCK GLOBAL FUNDS – GLOBAL CORPORATE BOND FUND

By:	BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	3,420

IOWA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM

By:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	5,300

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

MET INVESTORS SERIES TRUST - BLACKROCK HIGH YIELD PORTFOLIO

By:	BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	4,968

THE NEBRASKA INVESTMENT COUNCIL

By:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	2,124

NTCA HIGH YIELD PORTFOLIO

By:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	2,500

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

OREGON PUBLIC EMPLOYEES RETIREMENT FUND

By:	BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	2,700

THE PNC FINANCIAL SERVICES GROUP, INC. PENSION PLAN

By:	BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	5,488

PPL SERVICES CORPORATION MASTER TRUST

By:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	3,040

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

ADVANCED SERIES TRUST - AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:		100

UNIVERSAL-INVESTMENT-GESELLSCHAFT MBH RE RB-UI-FONDS

By:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:		5,544

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

BAV RBI RENTEN US HY I

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	3,620

BGF US DOLLAR HIGH YIELD BOND FUND

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ MATTHEW SAVINO

	Name:	MATTHEW SAVINO
	Title:	MANAGING DIRECTOR

	Number of shares of capital stock of the Company:	62,272

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

CAPITAL RESEARCH AND MANAGEMENT COMPANY, for and on behalf of the following funds:

American High-Income Trust

The Bond Fund of America

The Income Fund of America

American Funds Insurance Series – Asset Allocation Fund

American Funds Insurance Series – High-Income Bond Fund

By:	/s/ Kristine M. Nishiyama

	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

	Number of shares of capital stock of the Company:	439,300

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

ROBERT BOSCH GMBH

By:	Capital Guardian Trust Company, for and on behalf of Robert Bosch GmbH

By:	/s/ Mark E. Brubaker

	Name:	Mark E. Brubaker
	Title:	Senior Vice President

	Number of shares of capital stock of the Company:	820

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

FRANKLIN MUTUAL ADVISERS, LLC

as investment adviser to various funds and accounts

By:	/s/ Shawn Tumulty

	Name:	Shawn Tumulty
	Title:	Vice President

	Number of shares of capital stock of the Company:	687,480

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

FRANKLIN ADVISERS, INC., as investment adviser to various funds and accounts that own NewPage Holdings Inc. securities

By:	/s/ ERIC TAKAHA

	Name:	ERIC TAKAHA
	Title:	SVP, Portfolio Manager

	Number of shares of capital stock of the Company:	441,700

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

Fidelity Central Investment Portfolios LLC:Fidelity High Income Central Fund 2

By:	/s/ Adrien Deberghes

	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

	Number of shares of capital stock of the Company:	8,683

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

Fidelity Summer Street Trust: Fidelity Series High Income Fund

By:	/s/ Adrien Deberghes

	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

	Number of shares of capital stock of the Company:	120,227

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

Fidelity Summer Street Trust: Fidelity High Income Fund

By:	/s/ Adrien Deberghes

	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

	Number of shares of capital stock of the Company:	65,420

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

Fidelity Advisor Series II: Fidelity Advisor Strategic Income Fund

By:	/s/ Adrien Deberghes

	Name:	Adrien Deberghes
	Title:	Assistant Treasurer

	Number of shares of capital stock of the Company:	9,378

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

Fidelity Summer Street Trust: Fidelity Capital & Income Fund

By:	/s/ Adrien Deberghes

	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

	Number of shares of capital stock of the Company:	26,793

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

Fidelity School Street Trust: Fidelity Strategic Income Fund

By:	/s/ Adrien Deberghes

	Name:	Adrien Deberghes
	Title:	Assistant Treasurer

	Number of shares of capital stock of the Company:	8,161

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

Variable Insurance Products Fund V: Strategic Income Portfolio

By:	/s/ Adrien Deberghes

	Name:	Adrien Deberghes
	Title:	Assistant Treasurer

	Number of shares of capital stock of the Company:	678

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

Pyramis High Yield Fund, LLC
By: Pyramis Global Advisors LLC as Investment Manager

By:	/s/ DANA RANCOURT

	Name:	DANA RANCOURT
	Title:	DIRECTOR

	Number of shares of capital stock of the Company:	414

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

Illinois Municipal Retirement Fund
By: Pyramis Global Advisors Trust Company as Investment Manager under Power of Attorney

By:	/s/ DANA RANCOURT

	Name:	DANA RANCOURT
	Title:	DIRECTOR

	Number of shares of capital stock of the Company:	1,414

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

J.P. MORGAN INVESTMENT MANAGEMENT INC.,
In its capacity as discretionary investment manager for certain shareholders of NewPage Corporation Common Stock

By:	/s/ James P. Shanahan, Jr.

	Name:	James P. Shanahan, Jr.
	Title:	Managing Director

	Number of shares of capital stock of the Company:	783,184

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

JPMORGAN CHASE BANK, N.A., in its capacity as Trustee

By:	/s/ James P. Shanahan, Jr.

	Name:	James P. Shanahan, Jr.
	Title:	Managing Director

	Number of shares of capital stock of the Company:	16,520

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

CENTERBRIDGE CREDIT PARTNERS MASTER, L.P.

By:	/s/ Susanne V. Clark

	Name:	Susanne V. Clark
	Title:	Authorized Signatory

	Number of shares of capital stock of the Company:	350,320

CENTERBRIDGE CREDIT PARTNERS, L.P.

By:	/s/ Susanne V. Clark

	Name:	Susanne V. Clark
	Title:	Authorized Signatory

	Number of shares of capital stock of the Company:	196,816

CENTERBRIDGE SPECIAL CREDIT PARTNERS, L.P.

By:	/s/ Susanne V. Clark

	Name:	Susanne V. Clark
	Title:	Authorized Signatory

	Number of shares of capital stock of the Company:	189,756

[Signature Page to Amendment No. 1 to the Stockholders Agreement]